Exhibit 99.2

TriMas Corporation
Supplemental Business Segment Financial Information - As Previously Reported
(Unaudited - dollars in thousands)

	2025 quarterly periods ended
	March 31	June 30	September 30
Packaging
Net sales	$127,570	$143,010	$135,700
Operating profit	$17,240	$19,990	$16,290
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	580	440	1,900
Adjusted operating profit	$17,820	$20,430	$18,190

Aerospace
Net sales	$89,210	$103,010	$103,240
Operating profit	$15,070	$20,140	$20,200
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	820
Purchase accounting costs	160	510	530
Adjusted operating profit	$15,230	$20,650	$21,550

Specialty Products
Net sales	$24,890	$28,740	$30,320
Operating profit (loss)	$(1,150)	$1,260	$2,370
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	1,240	—	—
Adjusted operating profit	$90	$1,260	$2,370

Corporate Expenses
Operating loss	$(9,380)	$(14,260)	$(22,270)
Special Items to consider in evaluating operating loss:
Asbestos-related costs	—	—	8,030
M&A diligence and transaction costs	300	30	60
System implementation costs	920	1,440	1,940
Business restructuring and severance costs	4,720	2,230	550
Gain on sale of Arrow Engine	(5,300)	—	(80)
Adjusted operating loss	$(8,740)	$(10,560)	$(11,770)

Total Company
Net sales	$241,670	$274,760	$269,260
Operating profit	$21,780	$27,130	$16,590
Total Special Items to consider in evaluating operating profit	2,620	4,650	13,750
Adjusted operating profit	$24,400	$31,780	$30,340

TriMas Corporation
Supplemental Business Segment Financial Information - Recast for Aerospace Discontinued Operations
(Unaudited - dollars in thousands)

	2025 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2025
Packaging
Net sales	$127,570	$143,010	$135,700	$129,260	$535,540
Operating profit	$17,240	$19,990	$16,290	$14,620	$68,140
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	580	440	1,900	350	3,270
Adjusted operating profit	$17,820	$20,430	$18,190	$14,970	$71,410

Specialty Products
Net sales	$24,890	$28,740	$30,320	$26,230	$110,180
Operating profit (loss)	$(1,150)	$1,260	$2,370	$1,710	$4,190
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	1,240	—	—	—	1,240
Adjusted operating profit	$90	$1,260	$2,370	$1,710	$5,430

Corporate Expenses
Operating profit (loss)	$(8,940)	$(13,860)	$(21,840)	$13,610	$(31,030)
Special Items to consider in evaluating operating loss:
Asbestos-related costs	—	—	8,030	(35,800)	(27,770)
Change in environmental liability	—	—	—	6,500	6,500
M&A diligence and transaction costs	300	30	60	240	630
System implementation costs	920	1,440	1,940	1,980	6,280
Business restructuring and severance costs	4,720	2,230	550	780	8,280
Gain on sale of Arrow Engine	(5,300)	—	(80)	—	(5,380)
Adjusted operating loss	$(8,300)	$(10,160)	$(11,340)	$(12,690)	$(42,490)

Total Company
Net sales	$152,460	$171,750	$166,020	$155,490	$645,720
Operating profit (loss)	$7,150	$7,390	$(3,180)	$29,940	$41,300
Total Special Items to consider in evaluating operating profit	2,460	4,140	12,400	(25,950)	(6,950)
Adjusted operating profit	$9,610	$11,530	$9,220	$3,990	$34,350

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures - As Previously Reported
(Unaudited - dollars in thousands, except share and per share amounts)

	2025 quarterly periods ended			Nine months ended September 30, 2025
	March 31	June 30	September 30
Income from continuing operations, as previously reported	$12,420	$16,720	$9,300	$38,440
Special Items to consider in evaluating quality of income from continuing operations:
Asbestos-related costs	—	—	8,030	8,030
Business restructuring and severance costs	6,540	2,670	3,270	12,480
Purchase accounting costs	160	510	530	1,200
M&A diligence and transaction costs	300	30	60	390
System implementation costs	920	1,440	1,940	4,300
Write-off of deferred financing fees	100	—	—	100
Gain on sale of Arrow Engine	(5,300)	—	(80)	(5,380)
Amortization of acquisition-related intangible assets	4,190	4,350	4,400	12,940
Non-cash compensation expense	1,490	2,010	3,300	6,800
Income tax effect of net income adjustments(1)	(1,980)	(2,660)	(5,660)	(10,300)
Adjusted income from continuing operations	$18,840	$25,070	$25,090	$69,000

	2025 quarterly periods ended			Nine months ended September 30, 2025
	March 31	June 30	September 30
Diluted earnings per share from continuing operations, as previously reported	$0.30	$0.41	$0.23	$0.94
Special Items to consider in evaluating quality of EPS from continuing operations:
Asbestos-related costs	—	—	0.19	0.19
Business restructuring and severance costs	0.16	0.06	0.08	0.30
Purchase accounting costs	0.01	0.01	0.01	0.03
M&A diligence and transaction costs	0.01	—	—	0.01
System implementation costs	0.02	0.04	0.05	0.10
Write-off of deferred financing fees	—	—	—	—
Gain on sale of Arrow Engine	(0.13)	—	—	(0.13)
Amortization of acquisition-related intangible assets	0.10	0.10	0.11	0.32
Non-cash compensation expense	0.04	0.05	0.08	0.17
Income tax effect of net income adjustments(1)	(0.05)	(0.06)	(0.14)	(0.25)
Adjusted diluted EPS from continuing operations	$0.46	$0.61	$0.61	$1.68
Weighted-average shares outstanding	40,969,299	40,929,861	41,113,322	41,004,160
(1) Income tax effect is calculated on an item-by-item basis, utilizing the statutory tax rate in the jurisdiction where the adjustments occurred. For the quarterly periods ended in 2025, the income tax effect of Special Items varied from the tax rate inherent in the Company's reported GAAP results, primarily as a result of certain discrete items that occurred during the period for GAAP reporting purposes.

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures - Recast for Aerospace Discontinued Operations
(Unaudited - dollars in thousands, except share and per share amounts)

	Recast			As reported
	2025 quarterly periods ended				Year ended December 31, 2025
	March 31	June 30	September 30	December 31
Income from continuing operations	$1,940	$2,410	$(4,890)	$72,850	$72,310
Special Items to consider in evaluating quality of income from continuing operations:
Asbestos-related costs	—	—	8,030	(35,800)	(27,770)
Business restructuring and severance costs	6,540	2,670	2,450	1,130	12,790
M&A diligence and transaction costs	300	30	(960)	(160)	(790)
System implementation costs	920	1,440	1,940	1,980	6,280
Write-off of deferred financing fees	100	—	—	—	100
Change in environmental liability estimate	—	—	—	6,500	6,500
Currency translation adjustment	—	—	—	(1,540)	(1,540)
Gain on sale of Arrow Engine	(5,300)	—	(80)	—	(5,380)
Deferred tax gain on the sale of Aerospace	—	—	—	(53,900)	(53,900)
Amortization of acquisition-related intangible assets	1,590	1,680	1,710	1,700	6,680
Non-cash compensation expense	1,050	1,610	2,880	2,870	8,410
Income tax effect of net income adjustments(1)	(1,200)	(1,790)	(4,270)	5,990	(1,270)
Adjusted income from continuing operations	$5,940	$8,050	$6,810	$1,620	$22,420

	Recast			As reported
	2025 quarterly periods ended				Year ended December 31, 2025
	March 31	June 30	September 30	December 31
Diluted earnings per share from continuing operations	$0.05	$0.06	$(0.12)	$1.81	$1.78
Special Items to consider in evaluating quality of EPS from continuing operations:
Asbestos-related costs	—	—	0.20	(0.89)	(0.68)
Business restructuring and severance costs	0.16	0.06	0.06	0.03	0.31
M&A diligence and transaction costs	0.01	—	(0.02)	—	(0.02)
System implementation costs	0.02	0.04	0.05	0.05	0.15
Write-off of deferred financing fees	—	—	—	—	—
Change in environmental liability estimate	—	—	—	0.16	0.16
Currency translation adjustment	—	—	—	(0.04)	(0.04)
Gain on sale of Arrow Engine	(0.13)	—	—	—	(0.13)
Deferred tax gain on the sale of Aerospace	—	—	—	(1.34)	(1.32)
Amortization of acquisition-related intangible assets	0.04	0.04	0.04	0.04	0.16
Non-cash compensation expense	0.03	0.04	0.07	0.07	0.21
Income tax effect of net income adjustments(1)	(0.03)	(0.04)	(0.11)	0.15	(0.03)
Adjusted diluted EPS from continuing operations	$0.15	$0.20	$0.17	$0.04	$0.55
Weighted-average shares outstanding	40,969,299	40,929,861	41,113,322	40,148,066	40,790,137
(1) Income tax effect is calculated on an item-by-item basis, utilizing the statutory tax rate in the jurisdiction where the adjustments occurred. For the quarterly periods ended in 2025, the income tax effect of Special Items varied from the tax rate inherent in the Company's reported GAAP results, primarily as a result of certain discrete items that occurred during the period for GAAP reporting purposes.
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